The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

	DOWNEY SAVINGS and LOAN- ALT DOC NC
	Balances as of 8/01/04

Total Current Balance:	28,456,527
Total Original Balance:	28,460,620

Number Of Loans:	62

			Minimum	Maximum
Average Current Balance:	$458,976.24		$335,000.00	$915,000.00
Average Original Amount:	$459,042.26		$335,000.00	$915,000.00

Weighted Average Gross Coupon:	3.049%		1.250	5.281%
Weighted Average Gross Margin:	3.108%		2.550	4.000%
Weighted Average Max Int Rate:	10.031%		9.950	10.500%

Weighted Average Original Ltv:	76.56%		48.06	90.00%

Weighted Average Neg Amort Limit:	110		110	110
Weighted Average Period Pay Cap:	7.50		7.50	7.50

Weighted Average Fico Score:	716		624	813

Weighted Average Original Term:	398	months	360	480	months
Weighted Average Remaining Term:	398	months	358	480	months
Weighted Average Seasoning:	1	months	0	2	months

Weighted Average Next Rate Reset:	1	months	1	1	months
Weighted Average Rate Adj Freq:	1	months	1	1	months
Weighted Average Pymt Adj Freq:	12	months	12	12	months

Weighted Average Prepay Term:	27	months	0	36	months
Top State Concentrations ($):	90.99 % California, 4.40 % Arizona, 1.86 % Oregon
Maximum Zip Code Concentration ($):	4.77% 95120 (San Jose, CA)

First Pay Date:			Jul 01, 2004	Sep 01, 2004
Paid To Date:			Jul 01, 2004	Aug 01, 2004
Mature Date:			Jun 01, 2034	Aug 01, 2044

Table

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
335,000 - 350,000	11	3,744,352.56	13.16
350,001 - 400,000	16	6,022,850.00	21.17
400,001 - 450,000	10	4,310,062.21	15.15
450,001 - 500,000	9	4,277,455.37	15.03
500,001 - 550,000	5	2,622,750.00	9.22
550,001 - 600,000	5	2,949,056.58	10.36
600,001 - 650,000	1	644,000.00	2.26
700,001 - 750,000	3	2,215,000.00	7.78
750,001 - 800,000	1	756,000.00	2.66
900,001 - 915,000	1	915,000.00	3.22
Total	62	28,456,526.72	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	42	19,407,537.58	68.20
480	20	9,048,989.14	31.80
Total	62	28,456,526.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
358 - 360	42	19,407,537.58	68.20
471 - 480	20	9,048,989.14	31.80
Total	62	28,456,526.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CONFORMING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
NC	62	28,456,526.72	100.00
Total	62	28,456,526.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	44	19,922,470.14	70.01
PUD	12	6,147,056.58	21.60
Condominium	6	2,387,000.00	8.39
Total	62	28,456,526.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	53	24,539,444.51	86.23
Investor	7	3,107,562.21	10.92
Second Home	2	809,520.00	2.84
Total	62	28,456,526.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	40	17,617,761.95	61.91
Purchase	14	7,863,432.21	27.63
Rate/Term Refinance	8	2,975,332.56	10.46
Total	62	28,456,526.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Alternative Documentation	62	28,456,526.72	100.00
Total	62	28,456,526.72	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
48.06 - 50.00	1	335,000.00	1.18
55.01 - 60.00	1	372,000.00	1.31
60.01 - 65.00	4	1,796,000.00	6.31
65.01 - 70.00	5	2,401,000.00	8.44
70.01 - 75.00	10	4,994,250.00	17.55
75.01 - 80.00	36	16,397,594.16	57.62
80.01 - 85.00	1	422,000.00	1.48
85.01 - 90.00	4	1,738,682.56	6.11
Total	62	28,456,526.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	3	1,252,500.00	4.40
California	56	25,891,276.72	90.99
Colorado	1	408,000.00	1.43
Oregon	1	528,750.00	1.86
Virginia	1	376,000.00	1.32
Total	62	28,456,526.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	22	10,918,000.00	38.37
1.501 - 2.000	3	1,293,500.00	4.55
2.001 - 2.500	2	980,000.00	3.44
3.501 - 4.000	2	1,077,520.00	3.79
4.001 - 4.500	17	7,537,656.58	26.49
4.501 - 5.000	15	6,099,850.14	21.44
5.001 - 5.281	1	550,000.00	1.93
Total	62	28,456,526.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	36	16,679,975.37	58.62
10.001 - 10.500	26	11,776,551.35	41.38
Total	62	28,456,526.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.550 - 3.000	26	12,991,426.58	45.65
3.001 - 3.500	27	11,221,100.14	39.43
3.501 - 4.000	9	4,244,000.00	14.91
Total	62	28,456,526.72	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.550 - 3.000	26	12,991,426.58	45.65
3.001 - 3.500	27	11,221,100.14	39.43
3.501 - 4.000	9	4,244,000.00	14.91
Total	62	28,456,526.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
MTA	62	28,456,526.72	100.00
Total	62	28,456,526.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
624 - 640	5	2,128,787.93	7.48
641 - 660	7	2,977,000.00	10.46
661 - 680	6	3,035,500.00	10.67
681 - 700	6	2,842,350.00	9.99
701 - 720	10	4,207,062.21	14.78
721 - 740	5	2,355,000.00	8.28
741 - 760	7	3,681,750.00	12.94
761 - 780	12	4,876,576.58	17.14
781 - 800	3	1,608,500.00	5.65
801 - 813	1	744,000.00	2.61
Total	62	28,456,526.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AMORT LIMIT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
110	62	28,456,526.72	100.00
Total	62	28,456,526.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PAY CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.50	62	28,456,526.72	100.00
Total	62	28,456,526.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	5	2,350,370.00	8.26
12	20	10,100,618.79	35.49
36	37	16,005,537.93	56.25
Total	62	28,456,526.72	100.00